UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2016

Carriage Services, Inc.
(Exact name of registrant as specified in is charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The 2016 Annual Meeting of Stockholders of Carriage Services, Inc. (the “Company”) was held on May 17, 2016. As of the record date for the meeting, we had 16,601,880 shares of Common Stock outstanding, each of which was entitled to one vote. The matters presented for a vote and the related results are as follows:
PROPOSAL 1 – ELECTION OF DIRECTORS
Proposal 1 was the election of two nominees to serve as Class II directors for a new three-year term expiring on the date of the 2019 annual meeting. The result of the vote was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Barry K. Fingerhut	8,293,260	3,077,159	3,206,719
Bryan D. Leibman	11,257,036	113,383	3,206,719
Pursuant to the foregoing votes, the director nominees were duly elected.
PROPOSAL 2 – ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Proposal 2 was the approval of the named executive officer compensation. The result of the vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,638,458	3,717,223	14,737	3,206,719
Pursuant to the foregoing votes, the named executive officer compensation was approved on an advisory basis.
PROPOSAL 3 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Proposal 3 was the ratification of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016. The result of the vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,542,547	24,065	10,526	—
Pursuant to the foregoing votes, the selection of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified.

ITEM 8.01    OTHER EVENTS.

On May 19, 2016, the Company issued a press release announcing that its Board of Directors has approved the increase of its quarterly cash dividend policy for its common stock from $0.025 per share to $0.05 per share, effective to payments payable on September 1, 2016 and later. The Company also has a dividend reinvestment program that is available so that shareholders may elect to reinvest their dividends into additional shares of the Company's common stock. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits. The following are furnished as part of this current report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 19, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: May 19, 2016	By:	/s/ Viki K. Blinderman
Viki K. Blinderman
Co-Chief Financial Officer, Chief Accounting Officer and Secretary
(Principal Accounting Officer)